SECURITIES AND EXCHANGE COMMISSION

                           WASHINGTON, D.C. 20549

                                  FORM 8-K

                               CURRENT REPORT

                   PURSUANT TO SECTION 13 OR 15(d) OF THE
                      SECURITIES EXCHANGE ACT OF 1934

    Date of Report (Date of earliest event reported)       September 7, 2001

                            CANTEL MEDICAL CORP.
           (Exact name of registrant as specified in its charter)

           Delaware                        0-6132                22-1760285
(State or other jurisdiction of   (Commission File Number)     (IRS Employer
        incorporation)                                       Identification No.)


      Overlook At Great Notch, 150 Clove Road
             Little Falls, New Jersey                                 07424
     (Address of principal executive offices)                       (Zip Code)



Registrant's telephone number, including area code   (973) 890-7220

                               Not Applicable
       (Former name or former address, if changed since last report.)


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ITEM 5.   OTHER EVENTS

     On September 7, 2001, Cantel Medical Corp. ("Cantel") announced that, effective September 7, 2001, Canopy Merger Corp., a wholly owned subsidiary of Cantel, was merged with and into Minntech Corporation ("Minntech"), pursuant to the previously announced Agreement and Plan of Merger, dated as of May 30, 2001, among Cantel, Canopy Merger Corp., and Minntech (the "Merger").

     A copy of the press release announcing the effectiveness of the Merger is attached hereto as Exhibit 99.1, and is incorporated herein by reference.

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS

     (c)   Exhibits:         The following document is filed as an exhibit to
                             this report:

           99.1              Press Release, dated September 7, 2001.

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                                 SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                         Cantel Medical Corp.

                                         /s/ James P. Reilly
                                         -------------------------------------
                                         James P. Reilly
                                         President and Chief Executive Officer

Date:  September 7, 2001

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                               EXHIBIT INDEX

            Exhibit

                   99.1       Press Release, dated September 7, 2001.